                                                                    Exhibit 10.2

                                       BY

                              ADVISORS REIT I, INC.

                             a Maryland corporation

I, the undersigned, Secretary of the above named Corporation, DO HEREBY CERTIFY that:

1. The following resolution was duly adopted by the Board of Directors of the Corporation at a meeting thereof duly called and held on April 22, 2005, at which a quorum was present, the resolution has not been rescinded, and it is still in full force and effect:

     WHEREAS, the Corporation is authorized to issue, and it has issued the following capital stock:

                                             Number of              Number of
                                               Shares                Shares
 Class                 Par Value             Authorized              Issued
Common                   $ .01               10 million              87,010

Preferred             undesignated            1 million                NONE

The address of the Corporation to which Notices may be sent is:

 300 East Lombard Street, Baltimore, Maryland 21202


NOW, THEREFORE, IT IS RESOLVED that American Stock Transfer & Trust Company ("AST") is hereby appointed transfer agent and registrar* for all said authorized shares of the Corporation, in accordance with the general practices of AST and its regulations set forth in the pamphlet submitted to this meeting entitled "Regulations of the American Stock Transfer & Trust Company" (the "Regulations").

----------
*Delete either "transfer agent" or "registrar," if the appointment is not to cover such. **if the appointment is to cover less than the entire amount of the authorized capital stock, the words *all said authorized shares" should be stricken out and the class and (if the appointment is for less than all authorized shares of a class) number of shares to be covered by the appointment inserted in the blank space.

2. The following are the duly appointed and qualified officers of the Corporation, holding the respective offices set opposite their names, and the signatures set opposite their names are their genuine signatures:

        NAME                                                SIGNATURE

                                    CHIEF
------------------------------ EXECUTIVE OFFICER--------------------------------

JAMES L. FRITZEMEIER             PRESIDENT  /s/ James L. Fritzemeier
                                          --------------------------------------

                               VICE PRESIDENT
------------------------------                ----------------------------------

                               VICE PRESIDENT
------------------------------                ----------------------------------

JAMES L. FRITZEMEIER             TREASURER      /s/ James L. Fritzemeier
                                          --------------------------------------

                                 ASSISTANT
                                 TREASURER
--------------------------------           -------------------------------------

JAMES L. FRITZEMEIER             SECRETARY   /s/ James L. Fritzemeier
                                           -------------------------------------

                                 ASSISTANT
TED E. KNOPP                     SECRETARY   /s/ James L. Fritzemeier
                                           -------------------------------------

3.   The name and address of legal counsel of the Corporation is:

                                Michael R. Biggs
                              Biggs Wilkerson, L.C.
               701 East Kellogg, Suite 565, Wichita, Kansas 67207

4.   [INTENTIONALLY DELETED]

5. Attached is a true copy of the certificate of incorporation, as amended, of the Corporation.

6.   Attached is a true copy of the by-laws, as amended, of the Corporation.

7. If any provision of the certificate of incorporation or by-laws of the Corporation, any court or administrative order, or any other document, affects any transfer agency or registrar function or responsibility relating to the shares, attached is a statement of each such provision.

8. All certificates representing Shares which were not issued pursuant to an effective registration statement under the Securities Act of 1933, as amended, bear a legend in substantially the following form:

     The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended the (the "Act"). The shares may not be sold, transferred or assigned in the absence of an effective registration for these shares under the Act or an opinion of the Corporation's counsel that registration is not required under the Act.

     All Shares not so registered were issued or transferred in a transaction or series of transactions exempt from the registration provisions of the Act, and in each such issuance or transfer, the Corporation was so advised by its legal counsel.

9. If any class of the Corporation's securities are registered under the Securities Exchange Act of 1934, as amended, the most recent Form 10-K, proxy statement and annual report to stock holders of the Corporation are attached.

10. The initial term of AST's appointment hereunder shall be three years from the date hereof and the appointment shall automatically be renewed for further three year successive periods unless terminated by either party by written notice to the other given not less than ninety (90) days before the end of the initial or any subsequent three year period or as otherwise provided in the Regulations. The term of this appointment shall be governed in accordance with this paragraph, notwithstanding the cessation of active trading in the capital stock of the Company. On termination of the appointment for any reason, AST shall be entitled to retain all transfer records and related documents until all amounts owing to AST have been paid in full.

11. The Corporation will advise AST promptly of any change in any information contained in, or attached to, this Certificate by a supplemental Certificate or otherwise in writing.

WITNESS my hand and seal of the Corporation this 27th day of April, 2005

     Secretary                         /s/ James L. Fritzemeier
                                   ------------------------------------


                          CERTIFICATE OF APPOINTMENT OF
                             AMERICAN STOCK TRANSFER
                               & TRUST COMPANY AS

     /X/ TRANSFER AGENT                                    /X/ REGISTRAR

1.   APPOINTMENT AS STOCK TRANSFER AGENT.

    A Certificate of Appointment ("Certificate") of American Stock Transfer & Trust Company ("AST"), a New York banking corporation, in substantially the form furnished by AST, shall be filed with AST by the corporation (the "Company") with respect to the shares for which it is to act as transfer agent or registrar (either, an "Agent") and for any such other shares as the Company may subsequently request in writing (the "Shares"). The Company shall, by Supplemental Certificate or otherwise in writing, advise AST of any change in the information contained in said Certificate, and of any recapitalization of the Shares or change in the number of issued Shares.

2.   APPOINTMENT AS INDENTURE TRUSTEE.

    The appointment of AST as trustee for debt securities shall be made by the instrument to which it is a party and under which it is to act as trustee, and these Regulations shall apply thereto except as otherwise provided for in said instrument.

3.   STOCK CERTIFICATES.

    The Company shall furnish AST with a sufficient supply of blank stock certificates for the Shares and shall review the supply at AST's request, AST may, if the Company has not complied with such request, order a renewal of such supply at the Company's expense. In such event, AST is authorized to direct the printer's invoice for such certificates to be addressed to the Company and the amount thereof shall be a direct obligation of the Company. The stock certificates shall be signed by (or bear the facsimile signature of) the officers of the Company authorized to sign stock certificates and, if required, shall bear the Company's corporate seal. AST may use certificates bearing the signature of a person who at the time of use is no longer an officer of the Company.

4.   AST'S RELIANCE.

    AST may rely on written or oral instructions received from any person it believes in good faith to be an officer, authorized agent or employee of the Company, UNLESS prior thereto (a) the Company shall have advised AST in writing that it is entitled to rely only on written instructions of designated officers of the Company; (b) it furnishes AST with an appropriate incumbency certificate for such officers and their signatures; and (c) the Company thereafter keeps such designation current with an annual (or more frequent, if required) re-filing. AST may also rely on advice, opinions or instructions received from the Company's legal counsel. AST may, in any event, rely on advice received from its legal counsel. AST may rely on any writing or other instruction believed by it in good faith to have been furnished by or on behalf of the Company or a Shareholder; or any statement of fact contained in any such writing or instruction which it in good faith does not believe to be inaccurate; on the apparent authority of any person to act on behalf of the Company or a Shareholder as having actual authority to the extent of such apparent authority; on the authenticity of any signature (manual or facsimile) appearing on any writing; and on the conformity to original of any copy.

5.   COMPENSATION.

    AST shall be entitled to reasonable compensation for all services rendered and shall be reimbursed for all expenses incurred (including to its legal counsel) in connection with its acting as Agent. If AST and the Company have an express understanding regarding such fees, the compensation shall be determined in accordance therewith. Notwithstanding such agreement, in the event that the scope of services to be provided by AST is increased substantially, the parties shall negotiate in good faith to determine reasonable compensation for such additional services. AST shall be entitled to any income earned with respect to the deposit of any funds by or with AST for the account of the Company or its Shareholders. Any benefits to AST from such deposits shall be deemed to have been contemplated in connection with said reasonable compensation and as part of said express fee arrangement. On termination of its services as Agent, AST shall be entitled to reasonable additional compensation for the service of preparing records for delivery to its successor or to the Company, and for forwarding and maintaining records with respect to certificates received after such termination.

6.   PERFORMANCE OF SERVICES.

    In the event that the Company commits any breach of its material obligations to AST, including non-payment of any amount owing to AST, and such breach remains uncured for more than sixty (60) days, AST shall have the right to terminate or suspend its services without further notice to the Company. During such time as AST may suspend its services, AST shall have no obligation to act as transfer agent and/or registrar on behalf of the Company, and AST shall have no duties to act in such capacity. Such suspension shall not affect AST's rights under the Certificate or these Regulations. On termination of the appointment of AST for any reason, AST shall be entitled to retain all transfer records and related documents until all amounts owing to AST have been paid in full.

7.   AST AS DISTRIBUTOR OF FUNDS.

    All funds received by AST for distribution on behalf of the Company will, if so requested, be deposited by it in a segregated bank account. The Company, which will, upon request, be given a copy of the bank's statements for said account, shall have the responsibility to reconcile said account. The company shall also have the responsibility to discharge all escheat obligations relating to said funds. If so requested by AST, the Company shall, at its expense, furnish AST with a written opinion of its legal counsel regarding such obligations.

8.   LOST CERTIFICATES.

    AST shall be authorized to issue replacement certificates for stock certificates claimed by a shareholder to have been lost, stolen or mutilated upon receipt of an affidavit of the Shareholder to such effect and (unless waived by the Company) receipt of payment from the Shareholder of a premium for an Indemnity bond purchased through AST or, at the option of the Shareholder, any surety company reasonably acceptable to AST.

9.   OVERISSUE.

    If AST acquires the Company's records from a prior transfer agent (or from the Company) and it subsequently receives a stock certificate not reflected in its records, if neither the Company nor AST is able to reconcile said certificate with AST's records (so that the transfer of said certificate on the records maintained by AST would create an overissue), the Company shall either increase the number of its issued shares, or acquire and cancel a sufficient number of issued shares, to correct the overissue.

10.  FURTHER LIMITATIONS ON AST'S RESPONSIBILITIES.

    AST shall not be responsible for the validity of the issuance, presentation or transfer of stock; the genuineness of endorsements; the authority of presentors; or the collection or payment of charges or taxes incident to the payment issuance of transfer of stock. AST may, however, delay or decline an issuance or transfer if it deems it to be in its or the Company's best interests to receive evidence or assurance of such validity, authority, collection or payment. AST shall not be responsible for any discrepancies in its records or between its records and those of the Company, if it is a successor transfer agent or successor registrar, unless no discrepancy existed in the records of the Company and any predecessor transfer agent or predecessor registrar. AST shall not be deemed to have notice of, or be required to inquire regarding, any provision of the Company's charter or by-laws, any court or administrative order, or any other document, unless it is specifically advised of such in a writing from the Company, which writing shall set forth the manner in which it affects the Shares, In no event shall AST be responsible for any transfer or issuance not effected by it.

11.  INDEMNITIES.

    The Company shall indemnify AST against all judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, if AST is made a party to, or is threatened to be made a party to, any action or proceeding, whether civil, administrative or investigative, by reason of the fact that AST is or was serving as Agent, so long as it acted in good faith. The claim of liability, or the liability, of AST or the Company to a Shareholder or another party, or the termination of any action or proceeding by a judgment, order, or settlement, shall not create a presumption that AST did not act in good faith. So long as it shall provide the Company with prior notice thereof when practicable (unless AST is not otherwise permitted to provide notice), AST shall be entitled to comply with any direction or request issued pursuant to any statutory, regulatory, governmental or quasi-governmental body, and the Company shall indemnify AST for its reasonable expenses, including attorney's fees, incurred in connection therewith. The Company shall also indemnify AST for its reasonable expenses, including attorney's fees, incurred in seeking to enforce the foregoing indemnities. The foregoing indemnities shall not terminate on termination of AST's acting as Agent, and they are irrevocable. AST's acceptance of its appointment as Agent, by its acting as such for any period, shall be deemed sufficient consideration for the foregoing indemnities.


                                 REGULATIONS OF

================================================================================
                                    AMERICAN
                                STOCK TRANSFER &
                                  TRUST COMPANY
================================================================================